                                                                  EXHIBIT 10.1
              AMENDMENT TO STOCK PURCHASE AND INVESTMENT AGREEMENT

     This Amendment to Stock Purchase and Investment Agreement (this "Amendment"), effective as of October 18, 1999, amends that certain Stock Purchase and Investment Agreement made as of January 19, 1999 (the "Purchase Agreement"), by and among the undersigned. Except as otherwise specified in this Amendment, capitalized terms are used in this Amendment with the same meanings as provided in the Purchase Agreement.

                                    RECITALS

     A. Pursuant to the Purchase Agreement, certain Selling Stockholders are under certain circumstances obligated to sell and deliver, and the Purchasers are under certain circumstances obligated to purchase and acquire, certain shares of Parent's common stock held by the Selling Stockholders, up to the Maximum Number of such shares in the aggregate (the "Escrowed Shares").

     B. The Selling Stockholders have agreed to redistribute the Second Tranche Percentages among themselves, and such redistribution has been effected by means of amending the Escrow Agreement dated as of January 19, 1999, to reflect the revised number of Escrowed Shares for each Selling Stockholder.

     C. The Purchasers of the Second Tranche of Purchased Stock and the Selling Stockholders desire to alter the method of payment from that outlined in the Purchase Agreement so as to provide for the deferred sale of $800,000 of the Second Tranche of Purchased Stock from James D. Manning ("Manning") to Oakhurst Technology, Inc. ("Oakhurst"), on the terms provided in this Amendment.

                                A G R E E M E N T

     In consideration of the mutual promises and covenants of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding any provisions to the contrary in the Purchase Agreement, it is hereby agreed as follows:

1. Section 1.2 of the Purchase Agreement is hereby amended by adding the following language at the end of that section:

"A portion consisting of $800,000 of the Second Tranche of Purchased Stock, shall be sold by Manning and purchased by Oakhurst on a deferred basis as provided in Section 2.2(a) of this Agreement (the "Deferred Portion" of the Second Tranche of Purchased Stock). Such Deferred Portion shall be subject to all relevant provisions of this Agreement relating to the Second Tranche of Purchased Stock, except as otherwise specifically provided in Section 2.2 of this Agreement."

2. The last two columns of the first three rows of the list of Shareholders on Exhibit A to the Purchase Agreement is hereby amended to read as follows:

 SECOND TRANCHE SHARES TO BE PUT IN ESCROW       SECOND TRANCHE PERCENTAGES
 -----------------------------------------       --------------------------
                  42,067                                  32.3543%
                  45,885                                  35.2907%
                  42,068                                  32.3550%

3. Section 2.2(a) of the Purchase Agreement is hereby amended to read as follows:

     "(a) (1) On October 18, 1999 (the "Second Tranche Payment Date") each Purchaser shall deliver or caused to be delivered to Parent, as agent for the Selling Stockholders, by wire transfer, an amount equal to the product of FOUR MILLION DOLLARS ($4,000,000) (the "Second Tranche Payment") multiplied by such Purchaser's Purchaser Percentage (provided, however, that the amount so required to be delivered by Oakhurst shall be reduced by $800,000). Parent shall then immediately (i) cause to be paid by the Purchasers, severally, pro rata in proportion to their respective Purchaser Percentages (reduced for the Deferred Portion in the case of Oakhurst), to the Selling Stockholders, severally, pro rata in proportion to their respective Second Tranche Percentages (reduced for the Deferred Portion in the case of Manning), the Second Tranche Payment less the amount of any expenses to be borne by the Selling Stockholders as provided in Section 8.5 (provided, however, that the amount so required to be delivered to Manning shall be reduced by $800,000) and (ii) cause to be transferred from the Selling Stockholders, severally, pro rata in proportion to their respective Second Tranche Percentages (reduced for the Deferred Portion in the case of Manning), to the several Purchasers, severally, pro rata in proportion to their respective Purchaser Percentages (reduced for the Deferred Portion in the case of Oakhurst), a number of shares of Escrowed Stock equal to the Minimum Number of the Second Tranche of Purchased Stock, excluding the Deferred Portion. Effective as of the date of the Second Tranche Payment, the Purchasers shall become the holders of record of their respective shares of such Minimum Number of the Second Tranche of Purchased Stock, excluding the Deferred Portion, and Parent shall promptly issue and deliver, or cause to be issued and delivered, to the Purchasers certificates representing such shares. The Selling Stockholders shall remain the holders of record of their respective shares of the remaining Escrowed Stock until disposition thereof by the Escrow Agent as provided below.

     "(2) Oakhurst agrees to purchase from Manning, and Manning agrees to sell and deliver or cause to be delivered to Oakhurst, on the first anniversary of the Second Tranche Payment Date (the "Deferred Second Tranche Payment Date"), the Deferred Portion of the Second Tranche of Purchased Stock. The purchase price for the Deferred Portion shall be paid by Oakhurst by four (4) wire transfers to Parent as agent for Manning, as follows: (i) $28,000 on January 18, 2000, (ii) $28,000 on April 18, 2000, (iii) $28,000 on July 18, 2000 and (iv)
$828,000 on October 18, 2000. In lieu of making all of the payments required by the preceding sentence, Oakhurst may, at its option, pay the purchase price for the Deferred Portion prior to October 18, 2000 by paying, in addition to any payments theretofore made or required to have been made pursuant to the preceding sentence, by wire transfer, an amount equal to the sum of $800,000 plus an amount equal to the product of (x) $800,000 multiplied by (y) 14% multiplied by (z) a fraction, of which the numerator is the number of days in the period beginning on the later of the Second Tranche Payment Date or the date of the most recent $28,000 payment made pursuant to the preceding sentence and ending on the date immediately prior to the date of the payment pursuant to this sentence and the denominator is 365. Parent shall promptly disburse such payments to Manning. When all such payments have been so received by Parent, Parent shall cause to be transferred from Manning to Oakhurst a number of shares of Escrowed Stock equal to the Minimum Number of the Deferred Portion of the Second Tranche of Purchased Stock and Parent shall promptly issue and deliver, or cause to be issued and delivered, to Oakhurst certificates representing such shares. Manning shall remain the holder of record of his remaining shares of Escrowed Stock relating to the Deferred Second Tranche of Purchased Stock until disposition thereof by the Escrow Agent as provided below."

4. Section 2.2(e) of the Purchase Agreement is hereby amended by adding the following language at the end of that section:

               "If for any reason the purchase price of the Deferred Portion of the Second Tranche of Purchased Stock has not been paid at the time shares are transferred as provided in Section 2.2(c) and Section 2.2(d) above, then: (i) such transfers and deliveries shall be made exclusive of those shares related to the Deferred Portion, which shall be retained by Parent pending purchase of the Deferred Portion or resolution of any breach or dispute related to the purchase of the Deferred Portion; and (ii) all such transfers and deliveries of shares shall be made pro rata as adjusted to exclude the Deferred Shares."

5. Richard Lively, having ceased to be a stockholder of Parent, is no longer considered a Selling Stockholder or a party to the Purchase Agreement or this Amendment.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT:                                 STERLING CONSTRUCTION COMPANY
                                        a Delaware corporation


                                        By:    /s/ Patrick T. Manning
                                           ------------------------------------
                                        Name:  Patrick T. Manning
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------


SUBSIDIARY:                             STERLING CONSTRUCTION COMPANY
                                        a Michigan corporation


                                        By:    /s/ Patrick T. Manning
                                            -----------------------------------
                                        Name:  Patrick T. Manning
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------

SELLING STOCKHOLDERS:                   /s/ James D. Manning
                                        ---------------------------------------
                                        JAMES D. MANNING


                                        /s/ Patrick T. Manning
                                        ---------------------------------------
                                        PATRICK T. MANNING


                                        /s/ Joseph P. Harper, Sr.
                                        ---------------------------------------
                                        JOSEPH P. HARPER, SR.


                                        /s/ Terry D. Williamson
                                        ---------------------------------------
                                        TERRY D. WILLIAMSON


                                        /s/ Anthony F. Colombo
                                        ---------------------------------------
                                        ANTHONY F. COLOMBO


                                        /s/ Kevin J. Manning
                                        ---------------------------------------
                                        KEVIN J. MANNING

PURCHASERS:                             OAKHURST TECHNOLOGY, INC.


                                        By:    /s/ Robert M. Davies
                                           ------------------------------------
                                        Name:  Robert M. Davies
                                             ----------------------------------
                                        Title: Chief Executive Officer
                                              ---------------------------------


                                        JO HAMBRO CAPITAL MANAGEMENT
                                        ACCOUNT A


                                        By:    /s/ Christopher Mills
                                           ------------------------------------
                                        Name:  Christopher Mills
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        JO HAMBRO CAPITAL MANAGEMENT
                                        ACCOUNT B


                                        By:    /s/ Christopher Mills
                                           ------------------------------------
                                        Name:  Christopher Mills
                                            -----------------------------------
                                        Title:
                                              ---------------------------------


                                        JO HAMBRO CAPITAL MANAGEMENT
                                        ACCOUNT C


                                        By:    /s/ Christopher Mills
                                           ------------------------------------
                                        Name:  Christopher Mills
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        ORYX INTERNATIONAL GROWTH FUND


                                        By:    /s/ Christopher Mills
                                           ------------------------------------
                                        Name:  Christopher Mills
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NORTH ATLANTIC SMALLER
                                        COMPANIES INVESTMENT TRUST PLC


                                        By:    /s/ Christopher Mills
                                            -----------------------------------
                                        Name:  Christopher Mills
                                            -----------------------------------
                                        Title:
                                              ---------------------------------


                                        INVESCO ENGLISH & INTERNATIONAL
                                        TRUST PLC


                                        By: /s/  Christopher Mills
                                           ------------------------------------
                                        Name:        Christopher Mills
                                             ----------------------------------
                                        Title:
                                              ---------------------------------